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                                                                   EXHIBIT 10.22


       AMENDMENT NO. 1, DATED AUGUST 18, 1998, TO THE AGREEMENT BETWEEN

              K*TEC ELECTRONICS CORPORATION AND EMULEX CORPORATION

                             DATED MARCH 12, 1998

The parties agree that the Agreement dated March 12, 1998, referenced above is amended as follows:

1.   Section 2.2, Purchase Orders, is deleted and replaced with the following:

     2.2  Purchase Orders.  Buyer agrees to provide a firm P.O. (interchangeably
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          an "order" or a "P.O.") for the most current 90 day period ("Order
          Period") against such forecast. Each order will be subject to acceptance by Seller and once accepted by Seller shall constitute for purposes hereof a firm order to purchase such quantities under the pricing process defined in Section 2.5 within the agreed upon delivery dates and shall be subject to cancellation charges as set forth in
          Section 8.3(b), and Schedule Changes set forth in Section 2.4. For orders placed during the Order Period, Seller shall automatically increase the quantity of Products cited in the orders for fibre channel products by 5%, and for non-fibre channel products by 2 1/2%. Acceptance by Seller of an order in accordance with this Agreement shall not be unreasonably withheld.

2.  The following new Section 2.8, Customer Purchase Orders, is added:

    2.8 Customer Purchase Orders. Seller agrees that, upon receipt of notice from Buyer, Seller will accept orders directly from Buyer's customers, IBM and/or DEC only, (Customer's) on the account of Buyer for a period not to exceed eighteen (18) months from Buyer's notice, unless mutually agreed. During this period, Seller will ship and invoice directly to the Customer's. Such orders will be subject to the terms and conditions in effect between Buyer and Seller at the time such orders are received by Seller. If Buyer terminates a Customer's right to place orders directly with Seller, Buyer will notify Seller of such termination concurrently with Buyer's notice to Customer. In the event that a Customer's rights under this section is terminated and Seller is notified of such termination, Seller will ship Products for orders accepted from that Customer prior to receipt of the notice, but will not accept further orders from Buyer's Customer.

3.  Section 9, Limited Warranty, is deleted and replaced with the following:

    9.    Limited Warranty.  BUYER ACKNOWLEDGES THAT SELLER IS NOT THE
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          MANUFACTURER OF MOST, IF NOT ALL, OF THE COMPONENTS OF THE PRODUCTS
          NOR IS SELLER A THIRD PARTY MANUFACTURER'S AGENT. SELLER MAKES NO REPRESENTATIONS OR WARRANTIES IN CONNECTION WITH THE COMPONENTS THEREOF, WHICH SELLER DID NOT MANUFACTURE. SELLER SPECIFICALLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, IN FACT OR BY OPERATION OF LAW OR OTHERWISE, ANY ORDER, OR IN ANY OTHER MATERIALS, BROCHURES, PRESENTATIONS, SAMPLES, MODELS OR OTHER DOCUMENTATION OR COMMUNICATIONS WHETHER ORAL OR WRITTEN, INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE, WHICH WOULD EXTEND BEYOND THE WARRANTIES EXPRESSLY CONTAINED HEREIN. SELLER

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          AUTHORIZES BUYER TO ASSERT AT BUYER'S EXPENSE FOR SELLER'S ACCOUNT,
          ALL OF SELLER'S RIGHTS UNDER ANY APPLICABLE MANUFACTURER'S WARRANTY, AND SELLER AGREES TO COOPERATE WITH BUYER IN ASSERTING SUCH RIGHTS; PROVIDED, HOWEVER, THAT BUYER WILL DEFEND, INDEMNIFY AND HOLD SELLER HARMLESS FROM AND AGAINST ANY LOSS, LIABILITY OR EXPENSE, INCLUDING REASONABLE ATTORNEYS' FEES, RESULTING FROM OR ARISING IN CONNECTION WITH ANY ACTION BY BUYER RELATING TO THE ABOVE AUTHORIZATION.


4. Except as amended above, all terms and conditions of the Agreement remain in full force and effect.


IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives.

K*TEC ELECTRONICS CORPORATION   EMULEX CORPORATION

By: /s/ Larry Olson             By: /s/ Michael J. Rockenbach
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(Signature)                     (Signature)

Name: Larry Olson               Name: Michael J. Rockenbach
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(Printed or Typed)              (Printed or Typed)

Title: President & COO          Title: V.P. Finance
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Date: May 14, 1999              Date: June 22, 1999
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